UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 22, 2020

Akorn, Inc.

(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 W. FIELD COURT, SUITE 300, LAKE FOREST, Illinois 60045

(Address of Principal Executive Offices) (Zip Code)

(847) 279-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	AKRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, Akorn, Inc. (the “Company”) is a nominal defendant and certain current and former Company officers and directors have at various times been named individual defendants in a putative shareholder derivative suit captioned Kogut v. Akorn, Inc., et al., No. 646,174 (La. Dist. Ct.) (the “Kogut Action”), filed in Louisiana state court in the Parish of East Baton Rouge (the “Court”). On December 12, 2019, the parties entered into a Stipulation and Agreement of Settlement (the “Derivative Settlement Agreement”) providing for the dismissal of the action and the release of all claims asserted derivatively therein on behalf of the Company. The Court preliminarily approved the Derivative Settlement Agreement on December 16, 2019. On January 22, 2020, the Court granted final approval of the Derivative Settlement Agreement.

In granting final approval to the Derivative Settlement Agreement, the Court entered a Final Order and Judgment, which provides, among other things, that the Kogut Action is dismissed in its entirety with prejudice, and that Akorn, and every Akorn shareholder claiming by, through, in the right of, derivatively, or on behalf of Akorn, or otherwise pursuant to the internal affairs doctrine under the law of the State of Louisiana, releases, among others, the defendants in the Kogut Action, and their past and present directors, officers, agents, advisors (including financial and legal advisors), affiliates, predecessors, successors and parents (“Released Persons”), from any and all claims that have been or might have been asserted by plaintiff in the Kogut Action and/or any Akorn shareholder against any such Released Persons derivatively, or otherwise pursuant to the internal affairs doctrine under the law of the State of Louisiana, based upon or related to the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were alleged in the Kogut Action.

The settlement of the Kogut Action does not affect any claims asserted in In re Akorn, Inc. Data Integrity Securities Litigation, C.A. No. 18-cv-1713 (N.D. Ill.) (the “Securities Class Action”), the class-wide settlement filed with the court in the Securities Class Action on August 9, 2019, or the direct actions under the federal securities laws brought by shareholders who have requested exclusion from the class-wide settlement in the Securities Class Action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

Date: January 27, 2020	By:	/s/ Duane A. Portwood
Duane A. Portwood
Chief Financial Officer